                                                                   EXHIBIT 19.2


                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ Philip G. Gaughan                                  Trustee                   July 8, 1995
-----------------------------------------------
Philip G. Gaughan

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Fund
                Van Kampen American Capital Corporate Bond Fund
                Van Kampen American Capital Emerging Growth Fund
                  Van Kampen American Capital Enterprise Fund
                 Van Kampen American Capital Equity Income Fund
             Van Kampen American Capital Global Managed Assets Fund
            Van Kampen American Capital Government Securities Trust
               Van Kampen American Capital Government Target Fund
               Van Kampen American Capital Growth and Income Fund
                    Van Kampen American Capital Harbor Fund
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
                           Common Stock Fund
                           Domestic Strategic Income Fund
                           Emerging Growth Fund
                           Global Equity Fund
                           Government Fund
                           Money Market Fund
                           Multiple Strategy Fund
                           Real Estate Fund
          Van Kampen American Capital Limited Maturity Government Fund
                Van Kampen American Capital Municipal Bond Fund
                     Van Kampen American Capital Pace Fund
            Van Kampen American Capital Real Estate Securities Fund
                    Van Kampen American Capital Reserve Fund
             Van Kampen American Capital Small Capitalization Fund
                  Van Kampen American Capital Tax-Exempt Trust
                           High Yield Municipal Fund
                           Insured Municipal Fund
          Van Kampen American Capital Texas Municipal Securities Fund
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Fund
            Van Kampen American Capital World Portfolio Series Trust
                           Van Kampen American Capital
                            Global Equity Fund
                           Van Kampen American Capital
                            Global Government Securities Fund

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ R. Craig Kennedy                                    Trustee                  July 8, 1995
-----------------------------------------------
R. Craig Kennedy

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Fund
                Van Kampen American Capital Corporate Bond Fund
                Van Kampen American Capital Emerging Growth Fund
                  Van Kampen American Capital Enterprise Fund
                 Van Kampen American Capital Equity Income Fund
             Van Kampen American Capital Global Managed Assets Fund
            Van Kampen American Capital Government Securities Trust
               Van Kampen American Capital Government Target Fund
               Van Kampen American Capital Growth and Income Fund
                    Van Kampen American Capital Harbor Fund
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
                           Common Stock Fund
                           Domestic Strategic Income Fund
                           Emerging Growth Fund
                           Global Equity Fund
                           Government Fund
                           Money Market Fund
                           Multiple Strategy Fund
                           Real Estate Fund
          Van Kampen American Capital Limited Maturity Government Fund
                Van Kampen American Capital Municipal Bond Fund
                     Van Kampen American Capital Pace Fund
            Van Kampen American Capital Real Estate Securities Fund
                    Van Kampen American Capital Reserve Fund
             Van Kampen American Capital Small Capitalization Fund
                  Van Kampen American Capital Tax-Exempt Trust
                           High Yield Municipal Fund
                           Insured Municipal Fund
          Van Kampen American Capital Texas Municipal Securities Fund
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Fund
            Van Kampen American Capital World Portfolio Series Trust
                           Van Kampen American Capital
                            Global Equity Fund
                           Van Kampen American Capital
                            Global Government Securities Fund

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ Donald C. Miller                                    Trustee                  July 8, 1995
----------------------------------------------
Donald C. Miller

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Fund
                Van Kampen American Capital Corporate Bond Fund
                Van Kampen American Capital Emerging Growth Fund
                  Van Kampen American Capital Enterprise Fund
                 Van Kampen American Capital Equity Income Fund
             Van Kampen American Capital Global Managed Assets Fund
            Van Kampen American Capital Government Securities Trust
               Van Kampen American Capital Government Target Fund
               Van Kampen American Capital Growth and Income Fund
                    Van Kampen American Capital Harbor Fund
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
                           Common Stock Fund
                           Domestic Strategic Income Fund
                           Emerging Growth Fund
                           Global Equity Fund
                           Government Fund
                           Money Market Fund
                           Multiple Strategy Fund
                           Real Estate Fund
          Van Kampen American Capital Limited Maturity Government Fund
                Van Kampen American Capital Municipal Bond Fund
                     Van Kampen American Capital Pace Fund
            Van Kampen American Capital Real Estate Securities Fund
                    Van Kampen American Capital Reserve Fund
             Van Kampen American Capital Small Capitalization Fund
                  Van Kampen American Capital Tax-Exempt Trust
                           High Yield Municipal Fund
                           Insured Municipal Fund
          Van Kampen American Capital Texas Municipal Securities Fund
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Fund
            Van Kampen American Capital World Portfolio Series Trust
                           Van Kampen American Capital
                            Global Equity Fund
                           Van Kampen American Capital
                            Global Government Securities Fund

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or either of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ Jack E. Nelson                                      Trustee                  July 10, 1995
-----------------------------------------------
Jack E. Nelson

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Fund
                Van Kampen American Capital Corporate Bond Fund
                Van Kampen American Capital Emerging Growth Fund
                  Van Kampen American Capital Enterprise Fund
                 Van Kampen American Capital Equity Income Fund
             Van Kampen American Capital Global Managed Assets Fund
            Van Kampen American Capital Government Securities Trust
               Van Kampen American Capital Government Target Fund
               Van Kampen American Capital Growth and Income Fund
                    Van Kampen American Capital Harbor Fund
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
                           Common Stock Fund
                           Domestic Strategic Income Fund
                           Emerging Growth Fund
                           Global Equity Fund
                           Government Fund
                           Money Market Fund
                           Multiple Strategy Fund
                           Real Estate Fund
          Van Kampen American Capital Limited Maturity Government Fund
                Van Kampen American Capital Municipal Bond Fund
                     Van Kampen American Capital Pace Fund
            Van Kampen American Capital Real Estate Securities Fund
                    Van Kampen American Capital Reserve Fund
             Van Kampen American Capital Small Capitalization Fund
                  Van Kampen American Capital Tax-Exempt Trust
                           High Yield Municipal Fund
                           Insured Municipal Fund
          Van Kampen American Capital Texas Municipal Securities Fund
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Fund
            Van Kampen American Capital World Portfolio Series Trust
                           Van Kampen American Capital
                            Global Equity Fund
                           Van Kampen American Capital
                            Global Government Securities Fund

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ Jerome L. Robinson                                  Trustee                  July 8, 1995
----------------------------------------------
Jerome C. Robinson

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Fund
                Van Kampen American Capital Corporate Bond Fund
                Van Kampen American Capital Emerging Growth Fund
                  Van Kampen American Capital Enterprise Fund
                 Van Kampen American Capital Equity Income Fund
             Van Kampen American Capital Global Managed Assets Fund
            Van Kampen American Capital Government Securities Trust
               Van Kampen American Capital Government Target Fund
               Van Kampen American Capital Growth and Income Fund
                    Van Kampen American Capital Harbor Fund
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
                           Common Stock Fund
                           Domestic Strategic Income Fund
                           Emerging Growth Fund
                           Global Equity Fund
                           Government Fund
                           Money Market Fund
                           Multiple Strategy Fund
                           Real Estate Fund
          Van Kampen American Capital Limited Maturity Government Fund
                Van Kampen American Capital Municipal Bond Fund
                     Van Kampen American Capital Pace Fund
            Van Kampen American Capital Real Estate Securities Fund
                    Van Kampen American Capital Reserve Fund
             Van Kampen American Capital Small Capitalization Fund
                  Van Kampen American Capital Tax-Exempt Trust
                           High Yield Municipal Fund
                           Insured Municipal Fund
          Van Kampen American Capital Texas Municipal Securities Fund
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Fund
            Van Kampen American Capital World Portfolio Series Trust
                           Van Kampen American Capital
                            Global Equity Fund
                           Van Kampen American Capital
                            Global Government Securities Fund

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of each of the investment companies listed on Exhibit A hereto does hereby severally constitute and appoint Don G. Powell, Nori L. Gabert and Ronald A. Nyberg, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to any Registration Statements and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statements for and on behalf of the undersigned, in the undersigned's name and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

          WITNESS the due execution hereof on the date and in the capacity set forth below.

     Signature                                          Title                    Date
     ---------                                          -----                    ----
/s/ Wayne W. Whalen                                     Trustee                  July 8, 1995
-----------------------------------------------
Wayne W. Whalen

                                                                       Exhibit A





                   Van Kampen American Capital Comstock Fund
                Van Kampen American Capital Corporate Bond Fund
                Van Kampen American Capital Emerging Growth Fund
                  Van Kampen American Capital Enterprise Fund
                 Van Kampen American Capital Equity Income Fund
             Van Kampen American Capital Global Managed Assets Fund
            Van Kampen American Capital Government Securities Trust
               Van Kampen American Capital Government Target Fund
               Van Kampen American Capital Growth and Income Fund
                    Van Kampen American Capital Harbor Fund
            Van Kampen American Capital High Yield Investments Trust
               Van Kampen American Capital Life Investment Trust
                           Common Stock Fund
                           Domestic Strategic Income Fund
                           Emerging Growth Fund
                           Global Equity Fund
                           Government Fund
                           Money Market Fund
                           Multiple Strategy Fund
                           Real Estate Fund
          Van Kampen American Capital Limited Maturity Government Fund
                Van Kampen American Capital Municipal Bond Fund
                     Van Kampen American Capital Pace Fund
            Van Kampen American Capital Real Estate Securities Fund
                    Van Kampen American Capital Reserve Fund
             Van Kampen American Capital Small Capitalization Fund
                  Van Kampen American Capital Tax-Exempt Trust
                           High Yield Municipal Fund
                           Insured Municipal Fund
          Van Kampen American Capital Texas Municipal Securities Fund
          Van Kampen American Capital U.S. Government Trust for Income
               Van Kampen American Capital Utilities Income Fund
            Van Kampen American Capital World Portfolio Series Trust
                           Van Kampen American Capital
                            Global Equity Fund
                           Van Kampen American Capital
                            Global Government Securities Fund